Trade and Other Receivables (Details) - Schedule of Trade and Other Receivables - USD ($)		Dec. 31, 2023	Dec. 31, 2022
Schedule of Trade and Other Receivables [Abstract]
Trade receivables		$ 5,629,350	$ 8,279,582
Other receivables		777,972	1,117,162
Advances paid for content and service providers		384,601	1,745,561
Prepayments		229,508	113,036
Other financial assets	[1]	536	17,947
Allowance for estimated credit losses		(732,199)	(951,455)
Trade and other receivables, net		$ 6,289,768	$ 10,321,833

[1]	The Group reclassified its bank balances in Lebanese Pounds equivalent of USD 536 (2022: USD 17,947) to other financial assets due to significant devaluation of Lebanese Pounds against US Dollar caused by the ongoing political and economic situation in Lebanon. Refer to note 29.